UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         April 3, 2006
                                                      --------------------------

                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


            0-25184                                 95-3056150
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     (Commission File Number)              (IRS Employer Identification No.)


19850 South Magellan Drive Suite 305, Torrance, CA                  90502
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     (Address of Principal Executive Offices)                    (Zip Code)

                                  310-527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to a letter agreement entered into on March 13, 2006 (the "CFO Agreement"), effective April 3, 2006, Corinne Trott Bertrand was appointed as the Chief Financial Officer of Enova Systems, Inc. (the "Company"). Pursuant to the CFO Agreement, Ms. Bertrand is entitled to an annual salary of $170,000 and a signing bonus of $5,000. In addition, Ms. Bertrand will be eligible for performance-based cash bonuses of up to $60,000 in 2006. Ms. Bertrand has also received unvested options to purchase 23,000 shares of the Company's common stock at an exercise price of $5.25 per share. Subject to the achievement of certain performance-based revenue targets for the year ending December 31, 2006, either all or a portion of these stock options will vest as of January 15, 2007, so long as Ms. Bertrand remains employed by the Company on such date, with the remaining unvested options, if any, to be ineligible for vesting in the future and the grant of such unvested options to terminate immediately. The CFO Agreement also provides for certain health benefits, a standard life insurance policy and enrollment in the Company's 401(k) plan. Ms. Bertrand's employment is at-will and may be terminated by either Ms. Bertrand or the Company for any reason and at any time.

Item 5.02.   Departure  of  Directors   or  Principal   Officers;   Election  of
             Directors; Appointment of Principal Officers.

(c)

Effective April 3, 2006, the Company appointed Corinne Trott Bertrand, age 45, as Chief Financial Officer of the Company. Ms. Bertrand was appointed Chief Financial Officer of the Company pursuant to the Agreement. The material terms of the Agreement are described in Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

Prior to joining the Company, Ms. Bertrand served as a financial consultant to Resources Global Professionals since June 2005. From January 2005 to May 2005, Ms. Bertrand served as the Chief Financial Officer of Island Pacific, Inc. From September 2003 to January 2005, Ms. Bertrand served as a financial consultant to Resources Global Professionals. From August 2002 to March 2003, Ms. Bertrand served as an independent consultant to Targus Inc. From June 1999 to August 2002, Ms Bertrand served as Vice President, Finance and Administration of eMachines, Inc. Ms. Bertrand has a B.S. in Accounting from California State University, Long Beach and is a Certified Public Accountant.

Item 8.01.        Other Events

Pursuant to a letter agreement entered into on March 8, 2006 (the "Controller Agreement"), effective April 3, 2006, the Company appointed Lorena Gutierrez as its Controller. Pursuant to the Controller Agreement, Ms. Guitierrez is entitled to an annual salary of $85,000. Ms. Gutierrez's employment is at-will and may be terminated by either Ms. Guttierez or the Company for any reason and at any time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Enova Systems, Inc.
                                    -------------------
                                        (Registrant)


Date:   April 4, 2006               /s/ Edwin Riddell
      ---------------------         ---------------------------
                                    By:    Edwin Riddell
                                    Title: President and Chief Executive Officer